UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2022

M&T BANK CORPORATION

(Exact name of registrant as specified in its charter)

New York
(State or other jurisdiction of incorporation)
1-9861		16-0968385
(Commission File Number)		(I.R.S. Employer Identification No.)

One M&T Plaza, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 635-4000

(NOT APPLICABLE)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbols	Name of Each Exchange on Which Registered
Common Stock, $.50 par value	MTB	New York Stock Exchange
Perpetual Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series H	MTBPrH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 14, 2022, M&T Bank Corporation (“M&T”) announced that Daryl Bible will join M&T as its next Chief Financial Officer (“CFO”) in the second quarter of 2023. Mr. Bible will succeed Daren King as CFO, who will continue serving as CFO until Mr. Bible’s appointment. Mr. King will assume an expanded set of responsibilities to include oversight of a portfolio of businesses, including retail and business banking, mortgage, and consumer lending.

Mr. Bible, age 61, most recently served as CFO of Truist Financial Corporation (and its predecessor BB&T Corporation) from 2009 until his retirement as CFO in September 2022.

Upon his joining M&T, Mr. Bible will participate in M&T’s executive compensation program, including annual short-term cash and long-term equity incentive compensation opportunities for performance year 2023, and be provided retirement and other benefits, as described in the Compensation Discussion and Analysis section of M&T’s Proxy Statement filed with the Securities and Exchange Commission on March 16, 2022. Mr. Bible’s annual base salary will be $740,000. In connection with his hire, he will receive (1) a cash bonus of $500,000, less taxes, which will be forfeitable by Mr. Bible should he separate from M&T within one year, and (2) an award of restricted stock units valued at $2,500,000 granted under M&T’s 2019 Equity Incentive Compensation Plan, which will vest ratably over three years subject to continued employment on each vesting date.

Item 7.01	Regulation FD Disclosure.

On December 14, 2022, M&T issued a press release regarding the executive leadership changes set forth in Item 5.02 above. A copy of the press release is attached hereto as Exhibit 99.1.

The information set forth in Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed as part of this Current Report:

Exhibit No.	Description of Filed Exhibit

99.1	News Release dated December 14, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

M&T BANK CORPORATION

By	/s/ Laura O’Hara
Name:	Laura O’Hara
Title:	Senior Executive Vice President and Chief Legal Officer

Date: December 14, 2022